Exhibit 99.2

Unaudited

AmSouth Bancorporation

CONSOLIDATED QUARTERLY STATEMENTS OF EARNINGS

($ in thousands, except per share data)

	2005	2004
	March 31	December 31	September 30	June 30	March 31
INTEREST INCOME
Loans	$431,375	$414,830	$399,030	$376,602	$375,715
Available-for-sale securities	75,791	76,518	81,178	80,577	83,419
Held-to-maturity securities	72,096	69,950	67,030	63,934	62,593
Trading securities	159	96	39	25	72
Loans held for sale	1,498	4,517	2,863	3,270	2,627
Other interest-earning assets	255	197	133	236	210

Total interest income	581,174	566,108	550,273	524,644	524,636

INTEREST EXPENSE
Interest-bearing demand	16,345	12,369	10,237	8,640	7,346
Money market and savings deposits	29,368	17,376	10,599	9,688	9,315
Time deposits	65,279	63,827	59,636	57,712	62,048
Foreign deposits	6,803	6,063	4,361	3,598	2,589
Federal funds purchased and securities sold under agreements to repurchase	16,354	15,246	11,707	8,185	6,645
Other borrowed funds	1,928	3,621	2,555	1,905	1,981
Long-term Federal Home Loan Bank advances	40,199	52,032	61,016	60,475	60,469
Other long-term debt	25,150	16,362	14,256	13,031	14,746

Total interest expense	201,426	186,896	174,367	163,234	165,139

NET INTEREST INCOME	379,748	379,212	375,906	361,410	359,497
Provision for loan losses	20,600	44,250	28,800	26,600	28,100

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	359,148	334,962	347,106	334,810	331,397

NONINTEREST REVENUES
Service charges on deposit accounts	85,034	94,556	96,508	94,377	93,215
Trust income	30,353	30,571	28,587	29,935	28,880
Consumer investment services income	20,032	17,539	17,565	21,930	20,411
Interchange income	21,178	21,066	19,649	20,628	16,299
Bank owned life insurance policies	10,511	13,760	11,377	11,610	11,669
Mortgage income	3,986	5,627	4,164	3,889	7,512
Portfolio income	1,282	5,381	5,920	8,145	9,667
Gain on sale of credit card loans	-0-	166,103	-0-	-0-	-0-
Other noninterest revenues	43,060	25,686	29,401	27,738	32,777

Total noninterest revenues	215,436	380,289	213,171	218,252	220,430

NONINTEREST EXPENSES
Salaries and employee benefits	178,655	170,640	162,517	167,511	173,706
Net occupancy expense	36,857	37,694	37,953	36,326	35,252
Equipment expense	31,086	31,721	31,807	30,968	30,544
Postage and office supplies	10,693	10,556	10,680	10,997	12,958
Marketing	9,771	8,803	8,594	9,249	11,746
Professional fees	7,489	16,363	7,339	9,699	8,330
Communications	6,118	5,773	5,926	6,040	6,412
Amortization of intangibles	696	800	1,043	1,163	1,163
Settlement agreements and related professional fees	-0-	-0-	53,972	-0-	-0-
FHLB prepayment cost	-0-	129,648	-0-	-0-	-0-
Other noninterest expenses	38,152	48,418	42,647	39,817	42,163

Total noninterest expenses	319,517	460,416	362,478	311,770	322,274

INCOME BEFORE INCOME TAXES	255,067	254,835	197,799	241,292	229,553
Income taxes	76,422	77,978	78,220	74,329	69,454

NET INCOME	$178,645	$176,857	$119,579	$166,963	$160,099

Average common shares outstanding - basic	354,299	355,072	352,838	351,602	351,196
Earnings per common share - basic (a)	$.50	$.50	$.34	$.47	$.46
Average common shares outstanding - diluted	358,812	360,286	358,272	356,314	356,908
Earnings per common share - diluted (a)	$.50	$.49	$.33	$.47	$.45

(a)	Earnings per common share as adjusted for the third quarter 2004 settlement agreement and related professional fees are provided in the following table. These expenses represent matters which management believes are not indicative of AmSouth’s legal and regulatory affairs arising in the normal course of business.

Three Months Ended September 30, 2004
Earnings per common share - basic, GAAP basis	0.34
Adjustment for settlement agreement and related professional fees	0.15

Earnings per common share - basic, as adjusted	0.49

Earnings per common share - diluted, GAAP basis	0.33
Adjustment for settlement agreement and related professional fees	0.15

Earnings per common share - diluted, as adjusted	0.48

Unaudited

AmSouth Bancorporation

QUARTERLY AVERAGE DAILY BALANCES, REVENUE & EXPENSE SUMMARY, YIELDS & RATES

(Taxable equivalent basis, $ in thousands)

	Three Months Ended March 31, 2005			Three Months Ended December 31, 2004			Three Months Ended September 30, 2004			Three Months Ended June 30, 2004			Three Months Ended March 31, 2004
	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate	Average Balance	Revenue/ Expense	Yield/ Rate
ASSETS
Interest-earning assets:
Commercial and commercial real estate	$16,376,300	$218,177	5.40%	$15,682,584	$204,003	5.18%	$15,118,340	$189,542	4.99%	$14,761,561	$178,896	4.87%	$14,173,383	$176,064	5.00%
Residential first mortgages	5,260,197	64,045	4.94%	4,913,523	60,340	4.89%	4,565,972	55,715	4.85%	3,863,999	49,333	5.13%	3,680,157	46,859	5.12%
Equity loans and lines	7,756,678	101,105	5.29%	7,742,633	93,520	4.81%	7,629,780	85,078	4.44%	7,288,969	78,254	4.32%	7,077,654	79,716	4.53%
Dealer indirect	3,212,236	42,602	5.38%	3,392,366	46,700	5.48%	3,606,654	51,067	5.63%	3,622,780	51,993	5.77%	3,608,410	54,325	6.06%
Other consumer	603,138	11,757	7.91%	794,457	16,511	8.27%	1,158,955	23,725	8.14%	1,096,320	24,201	8.88%	1,166,139	24,993	8.62%

Total loans net of unearned income (1)	33,208,549	437,686	5.35%	32,525,563	421,074	5.15%	32,079,701	405,127	5.02%	30,633,629	382,677	5.02%	29,705,743	381,957	5.17%
Available-for-sale securities, amortized cost	6,385,445	76,359	4.85%	6,369,885	77,107	4.82%	6,508,524	81,785	5.00%	6,559,420	81,249	4.98%	6,503,458	84,080	5.20%
Market valuation on AFS securities	(41,821)			(25,440)			(92,985)			(45,289)			26,689

Total available-for-sale securities (2)	6,343,624			6,344,445			6,415,539			6,514,131			6,530,147
Held-to-maturity securities	6,145,136	76,111	5.02%	6,043,965	73,896	4.86%	5,865,560	70,976	4.81%	5,929,467	67,685	4.59%	5,276,021	66,333	5.06%

Total investment securities (3)	12,488,760	152,470	4.93%	12,388,410	151,003	4.84%	12,281,099	152,761	4.91%	12,443,598	148,934	4.80%	11,806,168	150,413	5.14%
Other interest-earning assets	189,569	1,917	4.10%	285,158	4,810	6.71%	231,207	3,035	5.22%	378,235	3,531	3.75%	285,883	2,909	4.09%

Total interest-earning assets (3)	45,886,878	592,073	5.23%	45,199,131	576,887	5.07%	44,592,007	560,923	4.99%	43,455,462	535,142	4.95%	41,797,794	535,279	5.15%
Cash and due from banks	1,165,902			1,147,335			1,090,246			1,117,795			1,117,832
Other assets	3,611,839			3,559,107			3,485,377			3,554,548			3,424,399
Allowance for loan losses	(368,509)			(370,052)			(381,316)			(385,514)			(386,932)

	$50,296,110			$49,535,521			$48,786,314			$47,742,291			$45,953,093

LIABILITIES AND SHAREHOLDERS’ EQUITY
Interest-bearing liabilities:
Interest-bearing demand	$6,979,278	16,345	0.95%	$6,808,245	12,369	0.72%	$6,865,461	10,237	0.59%	$6,829,555	8,640	0.51%	$6,334,668	7,346	0.47%
Money market and savings deposits	9,512,976	29,368	1.25%	8,306,523	17,376	0.83%	7,875,270	10,599	0.54%	7,847,980	9,688	0.50%	7,674,745	9,315	0.49%
Time deposits (4)	9,457,697	65,279	2.80%	9,574,231	63,827	2.65%	9,383,477	59,636	2.53%	9,133,052	57,712	2.54%	9,166,784	62,048	2.72%
Foreign deposits	1,537,030	6,803	1.80%	1,655,500	6,063	1.46%	1,611,387	4,361	1.08%	1,527,336	3,598	0.95%	1,205,037	2,589	0.86%
Federal funds purchased and securities sold under agreements to repurchase	3,022,943	16,354	2.19%	3,394,875	15,246	1.79%	3,338,866	11,707	1.39%	2,837,459	8,185	1.16%	2,378,217	6,645	1.12%
Other interest-bearing liabilities (4)	7,355,899	67,277	3.71%	7,682,934	72,015	3.73%	8,165,955	77,827	3.79%	8,163,063	75,411	3.72%	8,187,362	77,196	3.79%

Total interest-bearing liabilities	37,865,823	201,426	2.16%	37,422,308	186,896	1.99%	37,240,416	174,367	1.86%	36,338,445	163,234	1.81%	34,946,813	165,139	1.90%

Net interest spread (3)			3.07%			3.08%			3.13%			3.14%			3.25%

Noninterest-bearing demand deposits	7,225,621			6,978,442			6,643,642			6,516,977			6,103,216
Other liabilities (4)	1,666,288			1,643,590			1,551,933			1,581,233			1,644,705
Shareholders’ equity	3,538,378			3,491,181			3,350,323			3,305,636			3,258,359

	$50,296,110			$49,535,521			$48,786,314			$47,742,291			$45,953,093

Net interest income/margin on a taxable equivalent basis (3)		390,647	3.45%		389,991	3.43%		386,556	3.44%		371,908	3.44%		370,140	3.56%

Taxable equivalent adjustment:(5)
Loans		6,311			6,244			6,097			6,075			6,242
Available-for-sale securities		568			589			607			672			661
Held-to-maturity securities		4,015			3,946			3,946			3,751			3,740
Trading securities		5			-0-			-0-			-0-			-0-

Total taxable equivalent adjustment		10,899			10,779			10,650			10,498			10,643

Net interest income		$379,748			$379,212			$375,906			$361,410			$359,497

NOTES:

(1)	Loans net of unearned income includes nonaccrual loans for all periods presented.
(2)	Available-for-sale securities excludes certain noninterest-earning, marketable equity securities.
(3)	The yield calculation for total available-for-sale securities, total investment securities, total interest-earning assets, net interest spread and net interest margin excludes the market valuation adjustment on available- for-sale securities.
(4)	Statement 133 valuation adjustments related to time deposits and other interest-bearing liabilities are included in other liabilities.
(5)	The taxable equivalent adjustment has been computed using a federal income tax rate of 35%, adjusted for applicable state income taxes net of the related federal tax benefit.

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AmSouth Bancorporation

CONSOLIDATED PERIOD-END BALANCE SHEETS

($ in thousands)

	2005	2004
	March 31	December 31	September 30	June 30	March 31
ASSETS
Cash and due from banks	$1,110,764	$966,993	$1,073,175	$1,055,370	$1,074,116
Trading securities	33,185	1,883	1,121	11,092	552
Available-for-sale securities	6,378,267	6,322,665	6,516,319	6,586,697	6,371,254
Held-to-maturity securities	6,193,235	6,188,010	6,068,666	6,004,032	6,139,369
Loans held for sale	150,888	103,273	240,879	261,968	234,842
Loans net of unearned income:
Commercial and industrial	5,857,272	5,740,153	5,630,612	5,515,740	5,452,783
Commercial loans - secured by real estate	2,251,824	2,245,052	2,248,468	2,197,646	2,077,381
Commercial leases	2,202,117	2,179,074	2,088,136	1,974,396	1,974,093
Commercial real estate mortgages	3,005,907	2,867,968	2,659,296	2,642,411	2,670,401
Real estate construction	3,243,707	3,008,313	2,810,551	2,568,776	2,361,309
Residential first mortgages	5,277,556	5,081,775	4,726,022	4,189,126	3,598,004
Equity loans and lines	7,596,112	7,756,745	7,702,802	7,514,199	7,034,828
Dealer indirect	3,120,046	3,312,120	3,493,019	3,627,608	3,623,389
Revolving credit	24,885	27,230	572,352	555,763	535,884
Other consumer	446,011	582,907	570,963	565,832	565,651

Total loans net of unearned income	33,025,437	32,801,337	32,502,221	31,351,497	29,893,723
Allowance for loan losses	(366,836)	(366,774)	(381,255)	(382,482)	(382,450)
Other interest-earning assets	34,639	36,149	63,151	98,813	698,735
Premises and equipment, net	1,083,333	1,060,574	1,053,923	1,020,033	993,651
Cash surrender value - bank owned life insurance	1,122,447	1,111,934	1,100,576	1,089,445	1,077,426
Goodwill and other intangibles	299,478	300,174	302,878	303,921	299,691
Accrued interest receivable and other assets	946,621	1,022,153	1,146,208	895,427	1,014,059

	$50,011,458	$49,548,371	$49,687,862	$48,295,813	$47,414,968

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits and interest-bearing liabilities:
Deposits:
Noninterest-bearing demand	$7,500,430	$7,182,806	$6,798,077	$6,636,325	$6,544,028
Interest-bearing demand	7,071,159	7,115,545	6,817,361	6,809,885	6,737,060
Money market and savings deposits	9,871,634	8,810,972	7,814,945	7,827,390	7,887,543
Time	9,509,574	9,476,075	9,560,652	9,262,403	9,222,257
Foreign	875,723	1,647,381	928,381	1,603,241	1,153,804

Total deposits	34,828,520	34,232,779	31,919,416	32,139,244	31,544,692
Federal funds purchased and securities sold under agreements to repurchase	2,610,403	2,291,988	2,497,632	2,145,521	1,927,492
Other borrowed funds	203,639	429,098	1,964,121	1,370,893	325,169
Long-term Federal Home Loan Bank advances	3,918,255	4,371,745	5,678,135	5,779,709	5,783,600
Other long-term debt	3,344,018	2,899,773	2,108,128	2,084,213	2,286,091

Total deposits and interest-bearing liabilities	44,904,835	44,225,383	44,167,432	43,519,580	41,867,044
Accrued expenses and other liabilities	1,614,901	1,754,147	2,069,872	1,480,755	2,175,575

Total liabilities	46,519,736	45,979,530	46,237,304	45,000,335	44,042,619

Shareholders’ equity:
Preferred stock	-0-	-0-	-0-	-0-	-0-
Common stock	416,736	416,748	416,753	416,768	416,769
Additional paid-in capital	729,039	726,411	714,278	714,134	714,262
Retained earnings	3,580,202	3,492,873	3,406,363	3,372,672	3,295,748
Treasury stock	(1,073,672)	(986,510)	(1,019,471)	(1,043,783)	(1,054,734)
Deferred compensation on restricted stock	(16,230)	(12,947)	(13,697)	(14,496)	(14,551)
Accumulated other comprehensive (loss)/income	(144,353)	(67,734)	(53,668)	(149,817)	14,855

Total shareholders’ equity	3,491,722	3,568,841	3,450,558	3,295,478	3,372,349

	$50,011,458	$49,548,371	$49,687,862	$48,295,813	$47,414,968

Unaudited

AmSouth Bancorporation

CREDIT QUALITY STATISTICS

($ in thousands)

NET CHARGE-OFFS/(RECOVERIES)

	Three Months Ended
	2005	2004
	March 31	December 31	September 30	June 30	March 31
Commercial:
Commercial & industrial	$5,420	$11,268	$8,144	$6,889	$6,671
Commercial loans - secured by real estate	698	275	358	666	(78)
Commercial leases	182	1,815	-0-	(380)	83

Total commercial	6,300	13,358	8,502	7,175	6,676

Commercial real estate:
Commercial real estate mortgages	691	(3)	37	581	(882)
Real estate construction	1,534	5	157	1,370	260

Total commercial real estate	2,225	2	194	1,951	(622)

Consumer:
Residential first mortgages	1,298	912	529	660	783
Equity loans and lines	3,806	6,088	4,900	5,646	7,150
Dealer indirect	3,303	4,995	5,438	3,696	6,177
Revolving credit	742	3,525	5,003	4,841	5,124
Other consumer	1,407	4,251	4,171	2,599	2,718

Total consumer	10,556	19,771	20,041	17,442	21,952

	$19,081	$33,131	$28,737	$26,568	$28,006

NET CHARGE-OFFS AS A PERCENT OF AVERAGE LOANS (Annualized)
Commercial:
Commercial & industrial	0.38%	0.79%	0.58%	0.50%	0.50%
Commercial loans - secured by real estate	0.13	0.05	0.06	0.13	(0.02)
Commercial leases	0.03	0.34	0.00	(0.08)	0.02

Total commercial	0.25	0.53	0.34	0.30	0.29

Commercial real estate:
Commercial real estate mortgages	0.10	0.00	0.01	0.09	(0.15)
Real estate construction	0.20	0.00	0.02	0.22	0.04

Total commercial real estate	0.15	0.00	0.01	0.15	(0.05)

Consumer:
Residential first mortgages	0.10	0.07	0.05	0.07	0.09
Equity loans and lines	0.20	0.31	0.26	0.31	0.41
Dealer indirect	0.42	0.59	0.60	0.41	0.69
Revolving credit	11.70	6.60	3.55	3.59	3.81
Other consumer	0.99	2.91	2.78	1.89	1.75

Total consumer	0.25	0.47	0.47	0.44	0.57

	0.23%	0.41%	0.36%	0.35%	0.38%

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AmSouth Bancorporation

CREDIT QUALITY STATISTICS (continued)

($ in thousands)

NONPERFORMING LOANS*

	2005	2004
	March 31	December 31	September 30	June 30	March 31
Commercial:
Commercial & industrial	$37,136	$37,581	$43,021	$45,275	$41,623
Commercial loans - secured by real estate	21,699	18,617	17,560	21,356	22,931
Commercial leases	2,407	2,048	2,242	2,899	3,444

Total commercial	61,242	58,246	62,823	69,530	67,998

Commercial real estate:
Commercial real estate mortgages	2,247	3,074	2,341	3,670	2,156
Real estate construction	2,466	1,286	1,551	2,912	5,308

Total commercial real estate	4,713	4,360	3,892	6,582	7,464

Consumer:
Residential first mortgages	19,147	21,899	19,817	18,393	17,525
Equity loans and lines	1,854	3,946	6,323	8,057	9,765
Dealer indirect	7	13	21	23	18
Other consumer	292	24	82	85	134

Total consumer	21,300	25,882	26,243	26,558	27,442

	$87,255	$88,488	$92,958	$102,670	$102,904

* Exclusive of accruing loans 90 days past due.

ACCRUING LOANS 90 DAYS PAST DUE
	2005	2004
	March 31	December 31	September 30	June 30	March 31
Commercial:
Commercial & industrial	$4,565	$6,166	$9,196	$6,873	$7,353
Commercial loans - secured by real estate	952	1,518	2,108	722	740
Commercial leases	-0-	-0-	-0-	-0-	24

Total commercial	5,517	7,684	11,304	7,595	8,117

Commercial real estate:
Commercial real estate mortgages	8	259	238	202	347
Real estate construction	8,274	145	-0-	-0-	-0-

Total commercial real estate	8,282	404	238	202	347

Consumer:
Residential first mortgages	7,345	9,401	11,127	9,217	9,901
Equity loans and lines	26,063	27,965	28,315	25,249	29,457
Dealer indirect	2,258	4,089	4,467	2,979	2,833
Revolving credit	599	518	7,085	6,823	6,728
Other consumer	654	1,056	1,191	907	812

Total consumer	36,919	43,029	52,185	45,175	49,731

	$50,718	$51,117	$63,727	$52,972	$58,195

Unaudited

AmSouth Bancorporation

OTHER INFORMATION

REGULATORY CAPITAL RATIOS

	2005	2004
	March 31*	December 31	September 30	June 30	March 31
Tier 1 capital ratio
AmSouth	8.00%	8.05%	7.76%	7.79%	7.78%
AmSouth Bank	8.66	8.49	8.35	8.48	8.52

Total capital ratio
AmSouth	11.48%	10.93%	10.79%	10.89%	10.96%
AmSouth Bank	11.90	11.04	10.95	11.14	11.25

Leverage ratio
AmSouth	6.62%	6.73%	6.56%	6.60%	6.68%
AmSouth Bank	7.16	7.10	7.06	7.19	7.31

*	First quarter 2005 regulatory capital ratios based on preliminary data.